Filed Pursuant to Rule 497(e)

File Nos. 333-195493; 811-22961

Merlyn.AI Bull-Rider Bear-Fighter ETF (WIZ)

Merlyn.AI Tactical Growth and Income ETF (SNUG)

each a series of Alpha Architect ETF Trust

October 4, 2021

Supplement to the
Prospectus and Statement of Additional Information (SAI) dated January 31, 2021

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus and SAI for WIZ and SNUG. Effective on or about the open of trading on October 27, 2021 (the “Effective Date”), the primary listing exchange for WIZ’s shares will be changed from NYSE Arca, Inc. to The Nasdaq Stock Market®. As a result, each reference in the Prospectus and SAI to NYSE Arca, Inc. as the primary listing exchange for WIZ’s shares will be replaced with a reference to The Nasdaq Stock Market on the Effective Date.

Please retain this Supplement with your Prospectus and Statement of Additional Information.